EXHIBIT 21


                              COMPANY SUBSIDIARIES


                                                                                                   Percent of
Name                                                                 Jurisdiction                  Equity*
----                                                                 ------------                  -------

Vishay Lite-On Holding PTE Ltd.                                      Singapore                     65%
     Vishay Lite-On PTE Ltd.                                         Singapore                     100%
         Lite-On Power Semiconductor Corporation                     Taiwan                        100%
              Fabtech, Inc.                                          Delaware                      100%
              Diodes, Inc.                                           Delaware                      40.24%
                  Kaihong                                            China                         70%
                  Diodes, Inc. Taiwan                                Taiwan                        100%
              Finemind Holding Company                               Hong Kong                     100%
                  Seefull Electronic Company                         China                         100%
Pamela Verwaltungsgesellschaft GmbH                                  Germany                       100%
     Vishay Temic Semiconductor GmbH                                 Germany                       100%
         Temic Semiconductor Itzehoe GmbH                            Germany                       100%
     Temic Telefunken Microelectronic Phillippines,                  Phillipines                   100%
     Inc.
     Temic Telefunken Microelectronics GmbH                          Austria                       100%
     Shanghai Temic Discrete Semiconductors Ltd.                     China                         100%
     Shanghai Temic Opto Semiconductors Ltd.                         China                         70%
Vishay Temic Acquisition Holding Corporation                         Delaware                      100%
     Siliconix, Inc.                                                 Delaware                      80.4%
         Siliconix Ltd.                                              England                       100%
         Siliconix Hong Kong Ltd.                                    Hong Kong                     100%
         Temic PTE Ltd.                                              Singapore                     100%
         Temic Japan KK                                              Japan                         100%
         Siliconix Taiwan Ltd.                                       Taiwan                        100%
         Temic of North America, Inc.                                New Jersey                    100%
         Siliconix Technology C.V.                                   Netherlands                   100%
         Shanghai Simconix Electronic Company Ltd.                   China                         50%
Nikkohm Co. Ltd.                                                     Japan                         49%
Nippon Vishay, K.K.                                                  Japan                         100%
Vishay F.S.C., Inc.                                                  U.S. Virgin Islands           100%
Vishay VSH Holdings, Inc.                                            Delaware                      100%


---------------------------
Note:  Names of Subsidiaries are indented under name of Parent.

*    Certain   Directors'  or  other  shares  required  by  statute  in  foreign jurisdictions and totalling less than 1% of equity are omitted.


                                                                                                   Percent of
Name                                                                 Jurisdiction                  Equity*
----                                                                 ------------                  -------

Vishay Roederstein Electronics, Inc.                                 Delaware                      100%
Vishay Measurements Group, Inc.                                      Delaware                      100%
     Vishay MicroMesures SA                                          France                        100%
     Measurements Group GmbH                                         Germany                       100%
         Grupo Da Medidas Iberica S.L.                               Spain                         100%
Vishay Israel Limited                                                Israel                        100%
     Z.T.R. Electronics Ltd.                                         Israel                        100%
     Vishay International Trade Ltd.                                 Israel                        100%
     Dale Israel Electronics Industries, Ltd.                        Israel                        100%
     Draloric Israel Ltd.                                            Israel                        100%
     V.I.E.C. Ltd.                                                   Israel                        100%
     Vilna Equities Holding, B.V.                                    Netherlands                   100%
         Visra Electronics Financing B.V.                            Netherlands                   100%
     Measurements Group (U.K.) Ltd.                                  England & Wales               100%
     Vishay Europe GmbH                                              Germany                       66.6% by Vishay Israel
                                                                                                   27.2% by Vishay
                                                                                                   3.8% by Vilna
                                                                                                   2.4% by Dale
         Vishay Electronic GmbH                                      Germany                       100%
              Roederstein Electronics Portugal Lda.                  Portugal                      100%
              Vishay Bauelemente Vertrieb GmbH                       Germany                       78%
              Vishay Bauelemente Vertrieb A.G.                       Switzerland                   100%
              Vishay Vertrieb Elektronischer
                   Bauelemente Ges. mbH                              Austria                       100%
              Klevestav-Roederstein Festigheter AB                   Sweden                        50%
              Vishay Compenents, S.A.                                Spain                         100%
              Vishay Components Nederland BV                         Netherlands                   100%
              Vishay Benelux                                         Belgium                       100%
              Fabrin Roederstein, S.A.                               Denmark                       80%
              Vishay Components OY                                   Finland                       100%
              Okab Roederstein Finland OY                            Finland                       44.4%
              Rogin Electronic S.A.                                  Spain                         33%
              Roederstein Norge AS                                   Norway                        40%
              Roederstein-Hilfe-GmbH                                 Germany                       100%
         Draloric Electronic SPOL S RO                               Czech Republic                100%
         Vishay S.A.                                                 France                        99.8%
              Nicolitch S.A.                                         France                        100%
                  Gravures Industrielles Mulhousiennes
                    S.A.                                             France                        100%
              Sfernice Ltd.                                          England & Wales               100%

----------------------
Note:  Names of Subsidiaries are indented under name of Parent.

*    Certain   Directors'  or  other  shares  required  by  statute  in  foreign jurisdictions and totalling less than 1% of equity are omitted.

                                                                                                   Percent of
Name                                                                 Jurisdiction                  Equity*
----                                                                 ------------                  -------
              Ultronix, Inc.                                         Delaware                      100%
                  Vishay Thin Film, Inc.                             New York                      100%
                  Vishay Techno Components Corp.                     Delaware                      100%
         E-Sil Components Ltd.                                       England & Wales               100%
              Vishay Components (U.K.) Ltd.                          England & Wales               100%
              Grued Corporation                                      Delaware                      100%
                  Con-Gro Corp.                                      Delaware                      100%
              Gro-Con, Inc.                                          Delaware                      100%
                  Angstrohm Precision, Inc.                          Delaware                      100%
                  Angstrohm Holdings, Inc.                           Delaware                      100%
              Vishay Resistor Products (U.K.) Ltd.                   England & Wales               100%
                  Heavybarter, Unlimited                             England & Wales               100%
                      Vishay-Mann Limited                            England & Wales               100%
              Vitramon, Ltd                                          England & Wales               100%
Vishay Dale Holdings, Inc.                                           Delaware                      100%
     Vishay Dale Electronics, Inc.                                   Delaware                      100%
         Components Dale de Mexico S.A. de C.V.                      Mexico                        100%
         Electronica Dale de Mexico S.A. de C.V.                     Mexico                        100%
         Vishay Electronic Components Asia Pte., Ltd.                Singapore                     100%
         The Colber Corporation                                      New Jersey                    100%
         Dale Test Laboratories, Inc.                                South Dakota                  100%
         Angstrohm Precision, Inc. (Maryland)                        Maryland                      100%
     Vishay Bradford Electronics, Inc.                               Delaware                      100%
Vishay Sprague Holdings Corp.                                        Delaware                      100%
     Vishay Sprague North Adams, Inc.                                Massachusetts                 100%
     Vishay Sprague Sanford, Inc.                                    Maine                         100%
     Vishay Sprague, Inc.                                            Delaware                      100%
     Vishay Sprague Canada Holdings Inc.                             Canada                        100%
         Sprague Electric of Canada Limited                          Canada                        100%
     Sprague France S.A.                                             France                        100%
     Vishay Sprague Palm Beach, Inc.                                 Delaware                      100%
Vishay Acquisition Holdings Corp.                                    Delaware                      100%
Vishay Vitramon, Incorporated                                        Delaware                      100%
     Vitramon Pty. Limited                                           Australia                     100%
     Vitramon Far East Pte. Ltd.                                     Singapore                     100%


--------------------------
Note:  Names of Subsidiaries are indented under name of Parent.

*    Certain   Directors'  or  other  shares  required  by  statute  in  foreign jurisdictions and totalling less than 1% of equity are omitted.


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